UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 22, 2020 (January 21, 2020)

Date of Report (Date of earliest event reported)

ALBERTON ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38715	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 1001, 10/F, Capital Center 151 Gloucester Road Wanchai, Hong Kong	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 2117 1621

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth Alberton as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, one redeemable warrant, and one right	ALACU	The Nasdaq Stock Market LLC
Ordinary shares, no par value	ALAC	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one-half (1/2) of one ordinary share	ALACW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one ordinary share	ALACR	The Nasdaq Stock Market LLC

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 21, 2020, Alberton Acquisition Corporation (the “Company”) held its 2019 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on three proposals, each of which is described in more details in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 18, 2019 (the “Proxy Statement”). At the beginning of the Annual Meeting, there were 10,204,538 shares of ordinary shares in person or by proxy, which represented 69.46% of the voting power of the shares of ordinary shares entitled to vote at the Annual Meeting, which constituted a quorum for the transaction of business.

At the Annual Meeting, the following proposals were voted on:

●	To re-elect each of the five directors identified herein to the Company’s board of directors (the “Board”), with such directors to serve until the 2020 annual meeting of shareholders; and

Election of Directors	For	Withheld	Broker Non-Vote
Bin (Ben) Wang	7,740,432	0	2,464,106
Guan Wang	7,734,432	6,000	2,464,106
Howard Jiang	7,734,432	6,000	2,464,106
John W. Allen	7,740,432	0	2,464,106
Harry Edelson	7,740,432	0	2,464,106

●	To ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2018 and for the fiscal year then ending December 31, 2019.

For	Against	Abstain
10,204,538	0	0

Item 7.01. Regulation Fair Disclosure

On January 22, 2020, the Company issued a press release announcing the intention of the insiders to extend the time available for the Company to consummate its initial business combination by an addition three months.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
99.1	Press Release, dated January 22, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 22, 2020

ALBERTON ACQUISITION CORPORATION

By:	/s/ Bin (Ben) Wang
Name: Bin (Ben) Wang Title: Chief Executive Officer